As filed with the SEC on June 27, 2014 .	Registration No. 333-112808
Registration No. 811-05826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 21

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 124
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Erin C. Schwerzmann
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
□ on ______________ pursuant to paragraph (b) of Rule 485
(date)
■ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on _____________ pursuant to paragraph (a)(1) of Rule 485
(date)

□ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
X X, 2014

PruLife® Custom Premier II (for Contracts issued on or after X X, 2014*)

An Individual Flexible Premium Variable Universal Life Insurance Contract Issued by:

Pruco Life Insurance Company – Pruco Life Variable Universal Account

213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

*The PruLife® Custom Premier II Contract (2014) is offered on or after X X, 2014, under form number    VUL-2014 or ICC14 VUL-2014, subject to state availability.  A state abbreviation may follow the form number. Your Contract's form number is located in the lower left-hand corner of the first page of your Contract.

This prospectus describes the PruLife® Custom Premier II Contract (2014) (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company.  Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Please Read this Prospectus.  Please read this prospectus before purchasing a PruLife® Custom Premier II variable universal life insurance Contract and keep it for future reference.

PruLife® Custom Premier II (2014) offers a wide variety of Variable Investment Options managed by the asset managers below.  You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the “Account”).  The current summary prospectuses for the Variable Investment Options accompany this prospectus.  These prospectuses contain important information about the Funds, including information about their investment objectives, fees, and investment advisers/subadvisers.  Please read these prospectuses and keep them for reference.
• Advanced Series Trust	• Hartford Series Fund, Inc.
• American Century Investments®	• Janus Aspen Series
• American Funds Insurance Series	• JPMorgan Insurance Trust
• Dreyfus Investment Portfolios	• MFS® Variable Insurance Trust
• Dreyfus Socially Responsible Growth Fund, Inc.	• Neuberger Berman Advisers Management Trust
• Fidelity Variable Insurance Products Funds	• Prudential Series Fund
• Franklin Templeton Variable Insurance Products Trust	• ValMark Advisers, Inc.
• Hartford HLS Series Fund II, Inc.

For a complete list of the available Variable Investment Options, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, also referred to as fixed investment option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

In compliance with US law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	7
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS	12
CHARGES AND EXPENSES	20
PERSONS HAVING RIGHTS UNDER THE CONTRACT	24
OTHER GENERAL CONTRACT PROVISIONS	24
RIDERS	25
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	30
PREMIUMS	31
DEATH BENEFITS	36
CONTRACT VALUES	40
LAPSE AND REINSTATEMENT	44
TAXES	44
DISTRIBUTION AND COMPENSATION	47
LEGAL PROCEEDINGS	48
FINANCIAL STATEMENTS	48
ADDITIONAL INFORMATION	48
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	49

Advanced Series Trust:
AST Balanced Asset Allocation Portfolio	Appendix 1
AST BlackRock Global Strategies Portfolio	Appendix 2
AST Cohen & Steers Realty Portfolio	Appendix 3
AST Federated Aggressive Growth Portfolio	Appendix 4
AST Goldman Sachs Mid-Cap Growth Portfolio	Appendix 5
AST Herndon Large-Cap Value Portfolio	Appendix 6
AST J.P. Morgan International Equity Portfolio	Appendix 7
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 8
AST Large-Cap Value Portfolio	Appendix 9
AST Loomis Sayles Large-Cap Growth Portfolio	Appendix 10
AST MFS Global Equity Portfolio	Appendix 11
AST MFS Growth Portfolio	Appendix 12
AST PIMCO Limited Maturity Bond Portfolio	Appendix 13
AST PIMCO Total Return Bond Portfolio	Appendix 14
AST Preservation Asset Allocation Portfolio	Appendix 15
AST Small-Cap Growth Portfolio	Appendix 16
AST Small-Cap Value Portfolio	Appendix 17
AST T. Rowe Price Large-Cap Growth Portfolio	Appendix 18
AST T. Rowe Price Natural Resources Portfolio	Appendix 19
AST Templeton Global Bond Portfolio	Appendix 20
AST Wellington Management Hedged Equity Portfolio	Appendix 21

American Century Investments®:
American Century VP Mid Cap Value Fund	Appendix 22

American Funds Insurance Series®:
American Funds IS® Growth FundSM	Appendix 23
American Funds IS® Growth-Income FundSM	Appendix 24
American Funds IS® International FundSM	Appendix 25

Dreyfus Investment Portfolios:
Dreyfus MidCap Stock Portfolio	Appendix 26

Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Fund, Inc.	Appendix 27

Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio	Appendix 28
Fidelity® VIP Mid Cap Portfolio	Appendix 29

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund	Appendix 30
Franklin Mutual Shares VIP Fund	Appendix 31
Templeton Growth VIP Fund	Appendix 32

Hartford HLS Series Fund II, Inc:
Hartford Growth Opportunities HLS Fund	Appendix 33

Hartford Series Fund, Inc:
Hartford Capital Appreciation HLS Fund	Appendix 34
Harford Disciplined Equity HLS Fund	Appendix 35
Harford Dividend and Growth HLS Fund	Appendix 36

Janus Aspen Series:
Janus Aspen Overseas Portfolio	Appendix 37

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Appendix 38

MFS® Variable Insurance Trust:
MFS® Research Bond Series	Appendix 39
MFS® Utilities Series	Appendix 40
MFS® Value Series	Appendix 41

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio	Appendix 42

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 43
PSF Equity Portfolio	Appendix 44
PSF Global Portfolio	Appendix 45
PSF High Yield Bond Portfolio	Appendix 46
PSF Jennison Portfolio	Appendix 47
PSF Jennison 20/20 Focus Portfolio	Appendix 48
PSF Money Market Portfolio	Appendix 49
PSF Natural Resources Portfolio	Appendix 50
PSF Small Capitalization Stock Portfolio	Appendix 51
PSF SP International Growth Portfolio	Appendix 52
PSF SP International Value Portfolio	Appendix 53
PSF SP Prudential US Emerging Growth Portfolio	Appendix 54
PSF SP Small Cap Value Portfolio	Appendix 55
PSF Stock Index Portfolio	Appendix 56
PSF Value Portfolio	Appendix 57

TOPS-The Optimized Portfolio System®:
TOPS® Aggressive Growth ETF Portfolio	Appendix 58
TOPS® Balanced ETF Portfolio	Appendix 59
TOPS® Conservative ETF Portfolio	Appendix 60
TOPS® Growth ETF Portfolio	Appendix 61
TOPS® Managed Risk Balanced ETF Portfolio	Appendix 62
TOPS® Managed Risk Growth ETF Portfolio	Appendix 63
TOPS® Managed Risk Moderate Growth ETF Portfolio	Appendix 64
TOPS® Moderate Growth ETF Portfolio	Appendix 65

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees (for all Contract Forms)
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1) (Percentage of first year Sales Load Target Premium less premiums for riders and extras.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	Up to 100%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%.
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
BenefitAccess Rider fee	One time charge when the Terminal Illness Option of the rider is exercised	$150
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)
The maximum surrender charge percentage of 100% applies in the early durations for younger ages.  The percentage varies by issue age and duration, and reduces to zero by the end of the 10th year. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you may pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than The Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk
_____________
Initial COI for a representative Contract Owner : male, age 35, Preferred Best underwriting class.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.10
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner: male, age 35, Preferred Best underwriting class, no riders.
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $1.53; plus $30 in the first Contract Year and $9 thereafter.(6) _____________ $0.12 plus $30
Accidental Death Benefit Rider(7)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner : male, age 35, Preferred Best underwriting class .
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28 (6) _____________ $0.07

BenefitAccess Rider (BAR)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial BAR COI for a representative Contract Owner: male, age 35, Preferred Best underwriting class, $500,000 Basic Insurance Amount.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.003 to $10.17(1) _____________ $0.004
Children Level Term Rider (7) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider (7)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium plus extras or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner : male, age 35, Preferred Best underwriting class .
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.17% (6) _____________ 7.52%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount and Contract duration .  The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)
This charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(7)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.31%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II (2014) is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 1%.  Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states.  Some Contract forms, features and/or Variable Investment Options described in this prospectus may not be available through all brokers.  The Contract form number for this Contract is VUL-2014 or ICC14 VUL-2014. A state abbreviation may follow the form number.  Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals.  The total premiums, less withdrawals, is not accumulated with interest. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the Basic Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter.  Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

If you pay one of the two No-Lapse Guarantee Premiums described below, we will guarantee that your Contract will not lapse for the corresponding No-Lapse Guarantee Period as a result of unfavorable investment performance or an increase in charges, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. The No-Lapse Guarantee is based on your premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee.  See Withdrawals and Loans.

Generally, there are two No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods.  The No-Lapse Guarantee Premiums vary by Basic Insurance Amount, issue age, sex, underwriting classification, and amount of any additional, optional benefits selected.  See No-Lapse Guarantee, PREMIUMS, and DEATH BENEFITS.

1.
All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Type C (return of premium) Death Benefit will only have a Short Term No-Lapse Guarantee available.

2.	All Contracts without a Type C (return of premium) Death Benefit have a second, longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract Debt and less any applicable surrender charges falls to zero or less.  Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit.  See See Withdrawals, RIDERS, and Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero.  The length of time that the guarantee against lapse is available depends on your Contract's Death Benefit type.  See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life Variable Universal Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Decreasing the Basic Insurance Amount

Subject to certain limitations, you have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

A decrease in the Basic Insurance Amount is not allowed while receiving Benefit Payments under the BenefitAccess Rider.  See BenefitAccess Rider.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following at least the 6th Contract Anniversary, we may credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).  You will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the Variable Investment Options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, payment of the Death Benefit may be guaranteed under the No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider.   See No-Lapse Guarantee and Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the No-Lapse Guarantee or BenefitAccess Rider.  See No-Lapse Guarantee and BenefitAccess Rider.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges unless it remains in-force under the Overloan Protection Rider.  See Loans and Overloan Protection Rider.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  A 61-day grace period will begin from the date the notice of default is mailed.  Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  See LAPSE AND REINSTATEMENT.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Type C Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider.  See BenefitAccess Rider.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Your Contract may include Funds that are not currently accepting new or additional investment.  See the section titled The Pruco Life Variable Universal Account.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Loan Repayments are required when exercising the BenefitAccess Rider.  See BenefitAccess Rider.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Contract Fund value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to Contract Fund value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See Overloan Protection Rider.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971, under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

We have  established a Separate Account, the Pruco Life Variable Universal Account (the "Account", or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company conducts.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.  Guarantees and benefits within the Contract are subject to our claims paying ability.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers for The Prudential Series Fund and the Advanced Series Trust

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund (PSF).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
THE ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio – Class 1	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Quantitative Management Associates, LLC
AST BlackRock Global Strategies Portfolio – Class 1	Seeks a high total return consistent with a moderate level of risk.	BlackRock Investment Management, LLC
AST Cohen & Steers Realty Portfolio – Class 1	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Federated Aggressive Growth Portfolio – Class 1	Seeks capital growth.	Federated Equity Management Company of Pennsylvania / Federal Global Investment Management Corp, collectively
AST Goldman Sachs Mid-Cap Growth Portfolio – Class 1	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio – Class 1	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST J.P. Morgan International Equity Portfolio – Class 1	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio – Class 1	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Large-Cap Value Portfolio – Class 1	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management LLC
AST Loomis Sayles Large-Cap Growth Portfolio – Class 1	Seeks capital growth.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio – Class 1	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio – Class 1	Seeks long-term growth of capital and future, rather than current, income.	Massachusetts Financial Services Company
AST PIMCO Limited Maturity Bond Portfolio – Class 1	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
AST PIMCO Total Return Bond Portfolio – Class 1	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
AST Preservation Asset Allocation Portfolio – Class 1	Seeks to obtain a total return consistent with its specified level of risk tolerance.	Quantitative Management Associates, LLC

AST Small-Cap Growth Portfolio – Class 1	Seeks long-term capital growth.	Eagle Asset Management, Inc. & Emerald Mutual Fund Advisers Trust
AST Small-Cap Value Portfolio – Class 1	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	ClearBridge Investments, LLC, J.P. Morgan Investment Management, Inc. & Lee Munder Capital Group, LLC
AST T. Rowe Price Large-Cap Growth Portfolio – Class 1
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio – Class 1
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio – Class 1	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio – Class 1
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.
Wellington Management Company, LLP
THE PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global Portfolio – Class 1	Seeks long-term growth of capital.	Brown Advisory, LLC, LSV Asset Management, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
PSF High Yield Bond Portfolio – Class 1	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC

PSF Small Capitalization Stock Portfolio – Class 1	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF SP International Growth Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC, Neuberger Berman Management, LLC, & William Blair & Company LLC
PSF SP International Value Portfolio – Class 1	Seeks long-term capital appreciation.	LSV Asset Management & Thornburg Investment Management, Inc.
PSF SP Prudential U.S. Emerging Growth Portfolio – Class 1	Seeks long-term capital appreciation.	Jennison Associates LLC
PSF SP Small Cap Value Portfolio – Class 1	Seeks long-term growth of capital.	ClearBridge Investments, LLC & Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio – Class 1	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class 1	Seeks capital appreciation.	Jennison Associates LLC

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Mid Cap Value Fund - Class 1	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
AMERICAN FUNDS INSURANCE SERIES®
American Funds IS® Growth FundSM - Class 2	Seeks to provide growth of capital.	Capital Research and Management Company
American Funds IS® Growth-Income FundSM - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management Company
American Funds IS® International FundSM - Class 2	Seeks to provide long-term growth of capital while providing current income.	Capital Research and Management Company
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
The Dreyfus Corporation
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares	Seeks capital growth, with current income as a secondary goal.	The Dreyfus Corporation

FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2 (previously Franklin Income Securities Fund)	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc./Templeton Investment Counsel, LLC
Franklin Mutual Shares VIP Fund - Class 2 (previously Mutual Shares Securities Fund)	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Templeton Growth VIP Fund - Class 2 (previously Templeton Growth Securities Fund)	Seeks long-term capital growth.	Templeton Global Advisors Limited
HARTFORD HLS SERIES FUND II, INC.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
HARTFORD SERIES FUND, INC.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
JANUS ASPEN SERIES
Janus Aspen Overseas Portfolio - Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	Seeks long-term capital.	J.P. Morgan Investment Management, Inc.
MFS® VARIABLE INSURANCE TRUST
MFS® Research Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Seeks long-term growth of capital.	Neuberger Berman Management, LLC/Neuberger Berman LLC
VALMARK ADVISERS, INC.
TOPS® Aggressive Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.
TOPS® Balanced ETF Portfolio - Class 2	Seeks income and capital appreciation.	ValMark Advisers, Inc.
TOPS® Conservative ETF Portfolio - Class 2 (previously TOPS® Capital Preservation ETF Portfolio	Seeks to preserve capital and provide moderate income and moderate capital appreciation.	ValMark Advisers, Inc.
TOPS® Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc..
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

We have entered into agreements with the principal underwriter, transfer agent, investment adviser, distributor and/or other related entities of the underlying Funds.  Under the terms of these agreements, We provide administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

We and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.

As of May 1, 2013, the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from each of PSF and AST are 0.05% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive will range from 0.10% to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee of 0.10%:

Affiliated Funds - Portfolio:
AST BlackRock Global Strategies	AST MFS Growth
AST Cohen & Steers Realty	AST PIMCO Limited Maturity Bond
AST Federated Aggressive Growth	AST PIMCO Total Return Bond
AST Goldman Sachs Mid-Cap Growth	AST Small-Cap Growth
AST Herndon Large-Cap Value	AST Small-Cap Value
AST J.P. Morgan International Equity	AST T. Rowe Price Large-Cap Growth
AST J.P. Morgan Strategic Opportunities	AST T. Rowe Price Natural Resources
AST Large-Cap Value	AST Templeton Global Bond
AST Loomis Sayles Large-Cap Growth	AST Wellington Management Hedged Equity
AST MFS Global Equity

The following Funds currently pay a 12b-1 fee of 0.25%:

Unaffiliated Funds:
American Funds Growth Fund	Hartford Disciplined Equity HLS Fund
American Funds Growth-Income Fund	Hartford Dividend and Growth HLS Fund
American Funds International Fund	Janus Aspen Series Overseas Portfolio
Dreyfus MidCap Stock Portfolio	Neuberger Berman AMT Socially Responsive Portfolio
Dreyfus Socially Responsible Growth Fund	TOPS® Aggressive Growth ETF Portfolio
Fidelity VIP Contrafund Portfolio	TOPS® Balanced ETF Portfolio
Fidelity VIP Mid Cap Portfolio	TOPS® Capital Preservation ETF Portfolio
Franklin Income VIP Fund	TOPS® Growth ETF Portfolio
Franklin Mutual Shares VIP Fund	TOPS® Managed Risk Balanced ETF Portfolio
Templeton Growth VIP Fund	TOPS® Managed Risk Growth ETF Portfolio
Hartford Growth Opportunities HLS Fund	TOPS® Managed Risk Moderate Growth ETF Portfolio
Hartford Capital Appreciation HLS Fund	TOPS® Moderate Growth ETF Portfolio

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We will not do this without any necessary Securities and Exchange Commission and/or any necessary state insurance department approvals.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than a minimum effective annual rate.  The minimum effective annual rate is 1%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment.  These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.  Currently, we charge less than 6% and we only deduct the charge for premiums received in the first 10 years.  This charge is made up of two rates.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.  The chart below describes the sales load as a percentage of premiums received:

	Years 1-2	Years 3-4	Years 5-6	Years 7-8	Years 9-10
Up to Sales Load Target Premium:	4%	3.5%	2.25%	1.75%	1.25%
In Excess of Sales Load Target Premium:	4%	3.5%	2.25%	1.75%	1.25%

The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages.  See No-Lapse Guarantee.  In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.  This charge is made up of two parts, which currently equal a total of 3.25%, of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 0.75% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting classification, as well as Basic Insurance Amount and Contract duration.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages of your Contract.  The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables.  Our current COI charges range from $0.02 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

In addition to the COIs, we deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	Currently, the first part of the charge is a flat monthly fee of $30 per month in the first year and $9 per month thereafter.

(2)
The second part of the charge is an amount per $1,000 of the Basic Insurance Amount.  The amount varies by issue age, sex, and underwriting classification.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.  Currently, we apply this part of the charge during the first six Contract Years.

The following tables provide sample per $1,000 rates:

Administrative Charge: Per $1,000 rates

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.12	$0.17	$0.10	$0.13
55	$0.32	$0.39	$0.24	$0.29
75	$0.89	$01.01	$0.65	$0.87

The highest charge per thousand is $1.53 and applies to males, age 85, in the worst rating classes.  The lowest charge per thousand is $0.07 and applies to age 0.  The amount of the maximum charge that applies to your particular Contract is shown on the Contract data pages under the heading “Adjustments to the Contract Fund.”

We generally deduct the monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for our federal income taxes, other than the 0.75% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.10%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued.  The percentage and duration of a surrender charge vary by issue age.  The surrender charge is reduced to zero by the end of the 10th Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-49	100%	10
50-60	90%	10
61-65	65%	10
66 and above	55%	10

We will show a surrender charge threshold in the Contract data pages.  This threshold amount is the lowest coverage amount since its effective date.  If, during the first 10 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount is below the threshold, we will deduct a percentage of the surrender charge.  The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

(b)	We may charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal. Currently, we do not charge a fee for withdrawals.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

(f)	We charge a transaction fee of up to $150 for exercising the Terminal Illness Option of the BenefitAccess Rider.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option in proportion to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st  birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Fund Charges

The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill.  The current charge ranges from $0.003 to $7.68 per $1,000 of rider net amount at risk and is based on the Basic Insurance Amount and Contract duration, as well as the insured’s issue age, sex, and underwriting classification.  Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting classification of the insured.  It ranges from 7.08% to 12.17% of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium plus extras and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider SM - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in Good Order at our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in Good Order and in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider, the Living Needs Benefit Rider, and the Terminal Illness Option of the BenefitAccess Rider.

Some riders may depend on the performance of the Account.  Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in-force under the Overloan Protection Rider.  Certain restrictions may apply and are described in the applicable rider.  Some riders or features described in this prospectus may be subject to state variations or may not be available in all states.  A Pruco Life representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

BenefitAccess Rider

The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”).  This rider will also provide acceleration of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”).  This rider is only available at Contract issuance and there is a charge for this rider.  You may terminate this rider at anytime.  This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs Benefit Rider.

Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value.  Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit.  There may be adverse tax consequences in the event you accelerate the Death Benefit.  See Tax Treatment of Contract Benefits – BenefitAccess Rider.

This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage.  For Terminal Illness coverage only, consider the Living Needs Benefit Rider below.

Conditions for Eligibility of Benefit Payments:

Terminal Illness Option

You are eligible to receive an accelerated benefit under this option when we receive evidence satisfactory to us that all the following conditions have been met:

(a)	The Contract must be in force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)	We must receive Written Certification by a Licensed Health Care Practitioner that the insured has a life expectancy of six months or less;
(d)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;
(e)	You must send us the Contract if we ask for it; and
(f)	We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You are eligible to receive an accelerated benefit under this option when we receive evidence satisfactory to us that the following conditions have been met:

(a)	The Contract must be in-force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)
We must receive Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and not expected to recover during his or her lifetime;

(d)	We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(e)	You must not have received a Benefit Payment under the Terminal Illness Option; and
(f)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.

We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill.  If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.

Prior to the end of each Benefit Year, we will send you a request for Recertification, which you must complete and return to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment. If we do not receive Recertification prior to the end of the Benefit Year, any subsequent benefits will be treated as a new claim.

Benefit Payments:

Terminal Illness Option

You have the option to accelerate all or a partial amount of the Death Benefit.  If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and you may only make one additional acceleration, which must be for the full Death Benefit.  The only payment option is a single lump sum Benefit Payment which will be determined based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s reduced life expectancy; and (3) an interest rate no greater than the greater of (a) the yield on 90-day Federal Treasury bills at the time the benefit is accelerated, and (b) the statutory maximum policy loan interest rate at the time the benefit is accelerated.  Payment will be made when we receive evidence, satisfactory to us, that the insured is Terminally Ill and we have approved the claim.

If you accelerate a Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.  If the policy is in default but not past the grace period at the time of claim, the benefit payment will be reduced by the amount needed to bring the Contract out of default.  See Contract Lapse.

Chronic Illness Option

The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit.  The maximum Lifetime Benefit Amount will be determined at the time you make the initial claim.  The Lifetime Benefit Amount will be reduced by any transactions you make that reduce the Death Benefit of the Contract.

You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved.

If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year.  Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year.  An amount that is less than the maximum may extend your payment period.

When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation declared by the Internal Revenue Service and the Lifetime Benefit Amount.  The Maximum Monthly Benefit Payment is equal to the lowest of:

(a)	The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;
(b)	The per diem limitation in effect at the start date of the current benefit year times 30; and
(c)	The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.

If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year.

When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment.  An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.

If the policy is in default but not past the grace period at the time of claim, the first Benefit Payment will be reduced by the amount needed to bring the Contract out of default (see Contract Lapse).  If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount that will bring the Contract out of default.

When Benefit Payments End:

Chronic Illness Option (only)

Benefit Payments will continue to be made until the earliest of the following dates:  (1) the date we receive in writing notification that you wish to discontinue Benefit Payments; (2) the date the insured no longer meets the eligibility requirements, including Recertification; (3) the date the Lifetime Benefit Amount is exhausted; (4) the date a claim is approved under the Terminal Illness Option; or (5) the date the rider terminates.

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.

Impact of Rider Benefits on Contract and Riders:

Accelerating the Death Benefit will impact the benefits and values under the Contract and rider as shown below.

Terminal Illness Option

A one-time acceleration of a partial amount of the Death Benefit results in the following:

(1)	A proportionate reduction in the Basic Insurance Amount, Contract Fund, surrender charge, No-Lapse Contract Fund, and Contract Debt.
(2)	Premiums or charges to keep the Contract in-force will be recalculated based on the insured’s age and the reduced Death Benefit amount.
(3)	If your Contract includes the Rider To Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children, these riders will stay in effect.
(4)	Any Accidental Death Benefit Rider on the Contract will not be affected.
(5)	The monthly charge for this rider will be permanently waived.

Acceleration of the full death benefit results in the following:

(1)	The Contract and all benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider, will end.
(2)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, it will become paid up.

Chronic Illness Option

Following each Benefit Payment while there is a Death Benefit remaining, benefits and values under the Contract and rider will be impacted as follows:

(1)	The Contract will remain in-force in accordance with Contract terms.
(2)
A proportionate reduction will be made (using the reduction factor below) in the Basic Insurance Amount, Contract Fund, surrender charges, No-Lapse Contract Fund  (if applicable), and any outstanding Contract Debt.

(3)	Any Accidental Death Benefit Rider on the contract will not be affected.
(4)	If your Contract includes the Rider To Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children, these riders will stay in effect.
(5)	While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.
(6)	You may continue to make premium payments but it is not necessary while you are receiving benefits.
(7)	The monthly charge for this rider will be permanently waived following approval of the initial claim.
(8)
While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund and No-Lapse Contract Fund, if applicable, will be waived in order to prevent the Contract from going into default.  We will do so until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates.  Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect.

Reduction factor = 1 − (A / B)
Where:   A = is the gross monthly Chronic Illness Option Benefit Payment, and
B = is the Death Benefit immediately prior to the Benefit Payment.

If the Contract to which this rider is attached has a Type A Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  If the Contract to which this rider is attached has a Type B or Type C Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.

When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option.  Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments.  Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.

When the rider is terminated, or if Benefit Payments are discontinued, your Contract may still be in-force and Contract value will remain in the Fixed Rate Option.  You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options.  You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.

After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children will become paid up and any benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider will end.

Rider Termination:

This rider terminates on the earliest of: when you request that we remove it, the grace period ends if the Contract is in default, the insured dies, or this rider or Contract ends for any other reason.  When this rider is terminated, or you request that we stop Benefit Payments after a claim has been made, the Contract may still be in-force. The Death Benefit and Contract Fund values will have been reduced as a result of any payments made prior to the date we stop payments or this rider terminates.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;
(b)	Contract Debt must exceed the Basic Insurance Amount.
(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(d)	The Guideline Premium test must be used as the Contract’s definition of life insurance;
(e)	Contract Debt must be a minimum of 95% of the cash value;
(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.  For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.  You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (3) the first Contract Anniversary on or after the child’s 25th birthday, and (4) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.   This rider is not available on Contracts with a Type C Death Benefit.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. The Enhanced Disability Benefit Rider is not available with Contracts that include the BenefitAccess Rider.

Living Needs Benefit SM Rider - The Living Needs Benefit Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.

All or part of the Contract's Death Benefit may be accelerated.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is Terminally Ill or Chronically Ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

The Living Needs Benefit Rider is not available with Contracts that include the BenefitAccess Rider.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85 for Contracts with Type A (fixed) and Type B (variable) Death Benefits, through age 70 for Contracts with Type C (return of premium) Death Benefit.  Currently, the minimum Basic Insurance Amount is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above).  The minimum Basic Insurance Amount for Contracts issued with a Type C (return of premium) Death Benefit is $250,000. See Types of Death Benefit.  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Contracts with Type A (fixed) and Type B (variable) Death Benefits.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium for Contracts with Type C (return of premium) Death Benefit.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for the premium types described below.  Understanding them may help you understand how the Contract works.

•
Short Term No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals. All Contracts offer a Short Term No-Lapse Guarantee period.  If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  However, not all Contracts offer a guarantee beyond the Short Term No-Lapse Guarantee period.

•
Limited No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals.  However, not all Contracts offer the No-Lapse Guarantee for this period.

The No-Lapse Guarantee periods are described under No-Lapse Guarantee.  The length of the No-Lapse Guarantee depends on the Contract’s initial Death Benefit type.  See No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life representative can tell you the Short Term No-Lapse Guarantee and Limited No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, as described in the No-Lapse Guarantee section, to meet the No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the Money Market investment option.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider or the terms of the BenefitAcess Rider , you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

Valuation of Variable Investment Options

Amounts allocated to a Variable Investment Option are converted to number of units.  The number of units added to each Variable Investment Option is determined by dividing the amount allocated to each Variable Investment Option by the dollar value of one unit for such Variable Investment Option.

Amounts taken from each Variable Investment Option decrease the number of units in each Variable Investment Option.  The number of units subtracted from each Variable Investment Option is determined by dividing the amount taken from the Variable Investment Option by the dollar value of one unit for such Variable Investment Option.

The unit value for each Variable Investment Option will vary to reflect the investment experience of the applicable fund and will be determined on each valuation day by multiplying the unit value of the particular Variable Investment Option on the preceding valuation day by a net investment factor for that Variable Investment Option for the valuation period then ended.  The valuation day is any date on which the New York Stock Exchange is open for trading and the Variable Investment Option is valued.  The valuation period is the period of time from the close of the immediately preceding valuation day to the close of the current valuation day.

The net investment factor for each of the Variable Investment Options is equal to:
(a)
the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any dividend or capital gain distributions paid by that fund in the valuation period then ended); divided by

(b)	the net asset value per share of the corresponding fund determined as of the end of the immediately preceding valuation period; minus
(c)	the daily portion of the mortality and expense risk charge assessed during the valuation period as shown in the section titled Daily Deduction from the Variable Investment Options.

The net investment factor may be greater or less than one.  Therefore, the value of a unit may increase or decrease.

If the New York Stock Exchange is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission so that we cannot value the Variable Investment Options, we may postpone all transactions which require valuation of the Variable Investment Option until valuation is possible.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  Dollar Cost Averaging will not be allowed.  See BenefitAccess Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  Auto-Rebalancing will not be allowed.  See BenefitAccess Rider.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.   The Death Benefit is determined as of the date of death.

We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.  We have the right to delay payment of the Death Benefit proceeds attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.  Any Pruco Life representative authorized to sell this Contract can explain the options upon request.

In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit.  The Death Benefit is generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals.  The total premiums, less withdrawals, is not accumulated with interest.   The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of Contracts with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.  If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter.  If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will recalculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, your Contract’s Death Benefit type must changed to Type A (if not already so) and remain as Type A for the duration of the Contract.  See BenefitAccess Rider.

No-Lapse Guarantee

If you pay one of the two No-Lapse Guarantee Premiums as described below, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  The No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee.  See Withdrawals and Loans.

How We Calculate and Determine if You Have a No-Lapse Guarantee

We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date thereafter. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%. For Contracts that had previously lapsed because of excess Contract Debt, also subtract the Contract Debt in effect at the time of lapse accumulated at 4% starting at the date of default. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, issue age, sex, underwriting classification, and any optional benefits selected. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.

On each Monthly Date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods Available Under Your Contract

There are two No Lapse Guarantee Premiums that correspond to the No Lapse Guarantee periods; the Short Term No-Lapse Guarantee Premiums and the Limited No-Lapse Guarantee Premiums, which are payment levels that are compared to the No-Lapse Guarantee Values. This is a flexible premium payment Contract and you may make payments at any time.  The description below assumes you pay the No Lapse Guarantee Premium at the beginning of each Contract Year.   If you make any premium payments after the beginning of each Contract Year you may need to pay more premiums because the Accumulated Net Payments will be less due to reduced interest accumulation than if you paid at the beginning of the Contract Year.

1) All Contracts have a Short Term No-Lapse Guarantee period.   A Contract with a Type C Death Benefit will only have a Short Term No-Lapse Guarantee available   Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

2) The Limited No-Lapse Guarantee Period is available for all contracts other than those with a Type C Death Benefit.  If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals.

The Short Term No-Lapse Guarantee period is 8 years after issue (6 years for ages 60 and older).  The Limited No-Lapse Guarantee period lasts until the later to occur of the Contract Anniversary that the insured reaches Attained Age 75 or 10 years after issue.

The following tables provide sample Short Term No-Lapse and Limited No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best underwriting class; (2) a $500,000 Basic Insurance Amount; and (3) no extra benefit riders have been added to the Contract.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-LapseGuarantee Premium
35	Type A	$1,975	$3,300
35	Type B	$1,975	$3,480
35	Type C	$1,975	N/A
55	Type A	$5,395	$8,070
55	Type B	$6,080	$8,115
55	Type C	$6,080	N/A
75	Type A	$20,835	$50,380
75	Type B	$24,630	$52,135
75	Type C	N/A	N/A

Maintaining the No-Lapse Guarantee

Paying the Short Term No-Lapse or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way.  The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee.  For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years after issue (six years for issue ages 60 and above).  If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

For example assume: (1) an insured male age 35, Preferred Best underwriting class (2) a $500,000 Basic Insurance Amount; Type B Death Benefit; no extra benefit riders, and (3) no loans.  The Short Term No-Lapse Guarantee Premium would be $1,975, which if paid at the beginning of each year from Contract issue, would provide the Short Term No-Lapse Guarantee for 8 years.  The accumulated premiums at 4% less withdrawals accumulated at 4% would be $18,926.  The Limited No-Lapse Guarantee premium would be $3,480, which if paid at the beginning of each year from Contract issue, would provide the Limited No-Lapse Guarantee for 40 years. However, if the individual in this example paid $1,975 annually from Contract issue for 8 years and then decided he wanted the Limited No-Lapse Guarantee, he would have to pay enough premium so that the accumulated premiums at 4% less withdrawals accumulated at 4% would be $38,301 at the end of year 9.

In addition, it is possible that the payment required to continue the guarantee beyond the Short Term No-Lapse Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(a)	The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(b)	The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(c)	The Contract must not be in default;
(d)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(e)	If we ask you to do so, you must send us the Contract to be endorsed;
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider; and
(g)	You must not be receiving Benefit Payments under the BenefitAccess Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit.  See Withdrawals, RIDERS, and Persistency Credit.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Persistency Credit

On each Monthly Date on or following at least your 6th Contract Anniversary, if your Contract is not in default, we may credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.  This will not increase any charges and expenses applicable to your Contract or riders.  No persistency credit will be calculated on the amount of any Contract loan.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.   In this example the persistency credit is calculated using an annual rate equal to 0.25% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options in the same manner as premiums are allocated.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.020809%
Persistency Credit Amount	$20.81
New Contract Fund (net of outstanding loans)	$100,020.81

If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract remains in-force to the next Monthly Date, we will credit your Contract Fund with the calculated monthly amount for that Monthly Date.  The persistency credit amount is not guaranteed, and we reserve the right to change this practice, modify the requirements, or discontinue the feature.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 2% for standard loans.

Any amount you borrow on or after the 10th Contract Anniversary will be considered a preferred loan.  On the tenth Contract Anniversary, if the insured is living and the Contract is in force, any existing loan amount will automatically be converted to a preferred loan. Preferred loans are charged interest at an effective annual rate of 1.05%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 1%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.   See Overloan Protection Rider .

No persistency credit will be calculated on the amount of any Contract loans.   See Persistency Credit .

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount.  For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Loan repayments are required when exercising either option of the BenefitAccess Rider.  See BenefitAccess Rider.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(d)	The withdrawal amount must be at least $500.
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, will not change the Basic Insurance Amount.  However, under Contracts with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.   If a decrease reduces the Basic Insurance Amount below its surrender charge threshold, a surrender charge may be deducted.   See Surrender Charges.

No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See No-Lapse Guarantee.

Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider.  See BenefitAccess Rider.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

When Proceeds Are Paid

Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.

We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value, loan proceeds, or withdrawal  attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).  Where required by law, we will pay interest if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans.  See No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.   A 61-day grace period will begin from the date the notice of default is mailed.  Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(a)	We receive a written request for reinstatement;
(b)	Renewed evidence of insurability is provided on the insured;
(c)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(d)	The Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.   For example, the Attained Age factors for a male, age 35, nonsmoker, range from 4.81 in the first year to 1.00 at age 121.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.   The Attained Age factors under the Guideline Premium test are based on the Attained Age of the insured.  For example, the Attained Age factors for an insured age 35 range from 2.50 in the first year to 1.00 at age 121.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.   See Overloan Protection Rider .  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

The contract may not qualify as life insurance under federal tax law after the Insured has attained  age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BenefitAccess Rider.  The benefits paid under the rider are intended to be treated as accelerated Death Benefits under the Internal Revenue Code Section 101(g)(1).  Accelerated Benefit Payments due to Chronic Illness are subject to limits imposed by the federal government and any amounts received in excess of these limits are includable in gross income.  Federal tax law requires that you receive a Recertification of Chronic Illness every 12 months to retain eligibility for income tax free treatment of benefits.  The rider is not intended to be a qualified long term care insurance contract under section 7702B of the Internal Revenue Code nor is it intended to eliminate the need for insurance of these types.  Any benefit received under the rider may impact the recipient’s eligibility for Medicaid or other government benefits.  In some circumstances, accelerated benefits paid under the rider may be taxable as income.  The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Contract Owner other than the insured if the Contract Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Contract Owner or by reason of the insured being financially interested in any trade or business carried on by the Contract Owner.  In addition, special rules apply to determine the taxability of benefits when there is more than one Contract providing accelerated benefits on account of Chronic Illness and/or other insurance policies on the insured that will pay similar benefits, and more than one Contract Owner.  We do not provide tax advice.  We advise you to seek the help of a professional tax advisor for assistance with any questions you may have.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on Contract loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract holder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $58,142,132 in 2013, $56,178,356 in 2012, and $60,952,205 in 2011.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.  For Type B Death Benefit Contracts, the Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums will vary from Contracts with Type A or Type C Death Benefit.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, up to 5% on premiums received in excess of the first year's Commissionable Target Premium.  Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium received in Contract Years two through four and up to 4% of the Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 and $3,967,703, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

[To be filed by amendment.]

FINANCIAL STATEMENTS

Our audited consolidated financial statements are shown in the Statement of Additional Information to this prospectus and should be considered only as bearing upon our ability to meet its obligations under the Contract.

The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to contract owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Activities of Daily Living (ADLs) - refer to basic human functional abilities including
1.      Bathing - which means washing oneself by sponge bath or in either a tub or shower.
2.      Continence - which means the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.
3.      Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs. Dressing does not include putting on or tying shoes.
4.      Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.  Eating does not include preparing a meal.
5.      Toileting - which means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
6.      Transferring - which means moving into or out of a bed, chair or wheelchair.  Transferring does not include the task of getting into and out of the tub or shower.

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract and no riders.

Benefit Payment – The periodic or lump sum payment of the accelerated benefit.

Benefit Period - Under the Chronic Illness Option of the BenefitAccess Rider, a period of time not to exceed twelve consecutive months.

Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date you have satisfied all conditions for eligibility, including Recertification.  Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as the following:
1. being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2. requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a Severe Cognitive Impairment; and
3. needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification; and
4. is not expected to recover from the Chronic Illness.

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Daily Benefit Limit Compound Rate - An interest rate used in conjunction with the Initial Daily Benefit Limit for determining the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.

Death Benefit - I f the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.  Also referred to in the Contract as fixed investment option.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Initial Daily Benefit Limit – The per diem limit in effect on the Contract Date and used in the calculation of the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.

Licensed Health Care Practitioner – A physician, residing and practicing in the United States, legally authorized to practice medicine by the state in which he/she performs such function or action and who is acting within the scope of his/her license when he/she performs such function.  May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.

Lifetime Benefit Amount - The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider.  For purposes of Benefit Payments, it is fixed at time of initial claim.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force until the insured's Attained Age 75, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider.  This payment amount will be recalculated at the beginning of every Benefit Year.

Monthly Benefit Percent - The maximum allowable percentage of the Lifetime Benefit Amount that may be paid in a given month under the Chronic Illness Option of the BenefitAccess Rider.

Monthly Date - The Contract Date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Plan of Care – A written plan for care designed especially for a Chronically Ill individual by a Licensed Health Care Practitioner.  The Plan of Care should recommend the frequency and type of Services most suitable to meet the Chronically Ill individual’s need for substantial assistance or substantial supervision and the most appropriate type of providers for such Services.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Recertification – Written documentation in a form satisfactory to us completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured continues to meet all eligibility requirements.  Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of our  general assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Services – The necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services which are required by a Chronically Ill individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – A deficiency in a person’s short-term or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it relates to safety awareness, and that places the person at risk of harming himself/herself or others without substantial supervision.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first eight Contract Years (six Contract Years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.

Substantial Assistance – Hands-on assistance from another person without which an individual receiving such assistance would be unable to perform the Activity of Daily Living.  Hands-on assistance means the direct physical assistance of another person.

Substantial Supervision – Requiring continual supervision by another person to protect the individual from threats to health or safety due to Severe Cognitive Impairment and may include cueing by verbal prompting, gestures, or other similar demonstrations.

Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Written Certification – Written documentation in a form satisfactory to us from a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Terminally Ill or Chronically Ill.  Certification for a Chronically Ill insured must indicate whether the insured has a Plan of Care.

To Learn More About PruLife® Custom Premier II

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112808.  The SAI contains additional information about the Pruco Life Variable Universal Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey  07102

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional is X X, 2014 and of the related prospectuses are May 1, 2014 and X X, 2014.

Pruco Life Variable Universal Account
Pruco Life Insurance Company

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.   The defined terms used in this Statement of Additional Information are as defined in the prospectus.

 Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
INITIAL PREMIUM PROCESSING	2
ADDITIONAL INFORMATION ABOUT	3
OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6
UNDERWRITING PROCEDURES	6
ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7
DISTRIBUTION AND COMPENSATION	7
EXPERTS	9
PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Yield	9
FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The Principal Executive Office of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $46,570,355 in 2013, $35,198,133 in 2012, and $34,382,740 in 2011, of which the life business accounted for $5,619,900,, $4,197,463, and $9,835,417 respectively.

Under this Agreement, Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

1

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010 (“Agreement”), is unaffected by the Regulus acquisition.   On August 16, 2013, Prudential and Regulus amended the Agreement to update remittance processing requirements in support of Prudential’s Rule 22c1 compliance and related quarterly attestation by Regulus.  Regulus received $1,857,429 in 2013, $2,043,400 in 2012, and $2,249,075 in 2011 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

2

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

For Contracts issued on Contract Form VUL-2004, Contract Form VUL-2005, and Contract Form VUL-2008, under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  For Type C Contracts issued on Contract Form VUL-2013, Contract Form VUL-2014, and Contract Form ICC14 VUL-2014, the total premiums, less withdrawals, is not accumulated with interest.  For all Contracts, the Death Benefit on a Type C Contract is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the Basic Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages (for Contracts issued on Contract Form VUL-2013, Contract Form VUL-2014, and Contract Form ICC14 VUL-2014 , the rate is zero and is not displayed in the contract data pages); and

(2)
the Basic Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

5

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,000	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

6

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, the sales load charge for each Coverage Segment is equal to 4% of premiums paid in Contract years one through four and 3% in Contract years five though 10 of the premiums paid in each Contract year up to the Sales Load Target Premium and 3.5% of premiums paid in excess of this amount in Contract years one through four and 2.5% in Contract years five through 10.

Increases in the Basic Insurance Amount are not allowed on Contract Form VUL-2014, and Contract Form ICC14 VUL-2014.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 and $3,967,703, respectively.

7

Name of Firms:

1st Global Capital Corp; 3 Mark Equities Inc; Allied Beacon Partners Inc; Allstate Financial Services LLC; American Equity Investment Corporation; American Independent Securities Group LLC; American Investors Co; American Portfolios Financial Services Inc; Ameriprise Financial Services; Ameritas Investment Corp; AON Consulting Inc; Arlington Securities Inc; Arvest Investments, Inc; Askar Corporation; Associated Securities Corp; Ausdal Financial Partners Inc; AXA Network LLC; BB&T Investments Services Inc; BBVA Compass Investment Solutions Inc; BCG Securities Inc; Beaconsfield Financial Service; Benefit Funding Services LLC; Berthel Fisher & Company Financial Services Inc.; BG Worldwide Securities; Broker Dealer Financial Services Corporation; Brokers International Financial Services; Cadaret Grant & Co Inc; Cambridge Investment Research; Capital Financial Services Inc; Capital Investment Group Inc; Capital Management Systems LLC; Capital Synergy Partners Inc; CBIZ Financial Solutions Inc; CCO Investment Services Corp; Centara Capital Securities Inc; Centaurus Financial Inc; Centerre Capital LLC; Cetera Advisor Networks LLC; Cetera Advisors, LLC; Cetera Financial Specialists, LLC; Cetera Investment Services LLC; CFD Investments Inc; Citigroup Global Markets Inc; Clark Securities Inc; Client One Securities LLC; CMS Investment Resources Inc; Comerica Securities Inc; Commonwealth Financial Network; Comprehensive Asset Management & Services; Coordinated Capital Securities; Country Capital Management Company; CPS Financial & Insurance Services Inc; Crown Capital Securities LP; Curtis Securities LLC; Cuso Financial Services Inc; Cutter & Company Brokerage Inc; Delta Trust Investment Inc; Dempsey Financial Network Inc; Dewaay Financial Network, LLC; Edward Jones & Company LP; Edwin C Blitz Investments Inc; Enterprise Securities Company; Equity Services Inc; Essex Financial Services Inc; Executive Services Securities; Farmers Financial Solutions; FBL Marketing Services LLC; Fifth Third Securities Inc; Financial Network Investment Corporation; Financial Telesis Inc; Financial West Group; Fintegra LLC; First Allied Securities Inc; First Asset Financial Inc; First Brokerage America LLC; First Dakota Inc; First Heartland Capital Inc; First State Financial Mgmt Inc; FNBB Capital Markets LLC; Foothill Securities Inc; Fortune Securities Inc; Founders Financial Securities; FSC Securities; GA Financial Inc; Geneos Wealth Management Inc; Genworth Financial Securities; Girard Securities Inc; Global Link Securities Inc; GWN Securities Inc; H Beck Inc; H&R Block Financial Advisors INC; Hancock Securities Group LLC; Hantz Financial Services, Inc.; Harbor Financial Services LLC; Harbour Investments Inc; HD Vest Investment Securities Inc; Herndon Plant Oakley Limited; Horan Securities Inc; Hornor Townsend & Kent; Huntington Investment Company; Huntleigh Securities Corp; IMS Securities Inc; Independent Financial Group Inc; ING Financial Partners; Interlink Securities Corp; Intervest International Equities; Invest Financial Corporation; Investacorp Inc.; Investment Center Inc;  Investment Centers Of America; Investment Professionals Inc; Investors Capital Corporation; Investors Security Company Inc; J J B Hilliard W L Lyons LLC; J P Turner & Company LLC; J W Cole Financial Inc; J.P. Morgan Securities LLC; Janney Montgomery Scott LLC; KCD Financial Inc; KCG Securities LLC; Key West Investments Llc; KFG Enterprises Inc; KMS Financial Services; Kovack Securities Inc; L M Kohn & Co; La Salle Street Securities Inc; Larson Financial Group LLC; Leaders Group Inc; Legend Equities Corp; Lifemark Securities Corp; Lincoln Financial Advisors Corp; Lincoln Financial Sec Corp; Lincoln Investment Planning Inc; LPL Financial Corporation; Lsy Inc Dba American Investors; M Financial Securities; M Holdings Securities Inc; M&T Securities Inc; MAFG Ria Services Inc; Marsh Executive Benefits Inc; Marsh Insurance & Investments; Mercap Securities LLC; Meridien Financial Group Inc; Merrill Lynch Pierce Fenner & Smith Inc; Metlife Securities Inc; MFAS Corp; Mid Atlantic Capital Corporation; Midamerica Financial Services; MMC Securities Corp; MML Investors Services Inc; Money Concepts Capital Corp; Montage Securities LLC; Morgan Keegan & Co Inc; Morgan Stanley Smith Barney LLC; MTL Equity Products Inc; Multi Financial Sec Corp; Mutual Service Corporation; Mutual Trust Company Of America Securities; MWA Financial Services Inc; National Planning Corp; Network Agency Inc; New England Securities; Newport Group Securities Inc; Next Financial Group; NFP Securities Inc; Northland Securities Inc; Northwestern Mutual Invest Services; NPB Financial Group LLC; NyLife Securities LLC; OBS Brokerage Services Inc; One America Securities Inc; Oppenheimer & Co., Inc.; Packerland Brokerage Services; Park Avenue Securities; PJ Robb Variable Corp; Planmember Securities Corp; Preferred Product Network Inc; Primevest Financial Services; Princor Financial Services Corporation; Proequities Inc; Prospera Financial Services; Purshe Kaplan Sterling Invest; Quest Capital Strategies Inc; Questar Capital Corporation; RA Bench; Rampart Financial Services Inc; Raymond James & Associates Inc; RBC Capital Markets Corporation; Resource Horizons Group Llc; Robert W Baird & Co Inc; Royal Alliance Associates Inc; Rydex Distributors Inc; Sagepoint Financial Inc; Sammons Securities Co LLC; Sanders Morris Harris, Inc.; SCF Securities Inc; Securian Financial Svs Inc; Securities America Inc; Securities Service Network Inc; Sigma Financial Corp; Signal Securities Inc; Signator Financial Services Inc; SII Investments Inc; Smith Brown & Groover Inc; Sorrento Pacific Financial LLC; Spire Securities, LLC; Ssi Equity Services Inc; St Bernard Financial Services; Stanley Laman Group Securities; Stephens Inc; Sterne Agee Financial Services; Stifel Nicholaus & Co Inc; Summit Brokerage Services, Inc; Summit Equities Inc; Sunset Financial Services Inc; SWS Financial Services Inc; Syndicated Capital Inc; TFS Securities Inc; The On Equity Sales Company; The Strategic Financial Alliance Inc; Thoroughbred Financial Services LLC; Tower Square Securities Inc; Trading Services Corp; Transamerica Financial Advisor Inc; Triad Advisors Inc; Trustmont Financial Group Inc; UBS Financial Services; United Planners Financial Services; Univest Insurance Inc; US Bancorp Investments Inc; USA Financial Securities Corp; USI Securities Inc; Uvest Investment Services Inc; Valic Financial Advisors, Inc.; Valmark Securities Inc; VFIC Securities Inc; VSR Financial Services Inc; W S Griffith Sec Inc; Waddell & Reed Inc; Wall Street Financial Group Inc; Walnut Street Securities Inc; Wells Fargo Advisors; Western Equity Group Inc; Western International Securities Inc; Wilbanks Securities Inc; Windham Financial Services Inc; Woodbury Fin Services Inc; World Capital Brokerage Inc; World Equity Group Inc; Worth Financial Group Inc; WRP Investments Inc.

8

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

  [Auditing and Accounting statement to be filed by amendment.]

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Money Market Variable Investment Option are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if  PruLife® Custom Premier II had been investing in that Variable Investment Option during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

9

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Variable Investment Option will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

  10

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)
(ii)	Amendment to Separate Account Resolution. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 15)
(ii)	Selling Agreement used from 11-2008 to current. (Note 15)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 15)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 15)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 15)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 15)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 15)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 15)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VUL-2004). (Note 7)
(ii)	Variable Universal Life Insurance Contract (VUL-2005). (Note 10)
(iii)	Variable Universal Life Insurance Contract (VUL-2008). (Note 13)
(iv)	Variable Universal Life Insurance Contract (VUL-2013). (Note 20)
(v)	Variable Universal Life Insurance Contract (ICC14 VUL-2014). (Note 1)
(vi)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 6)
(vii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2004. (Note 8)
(viii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2007. (Note 13)
(ix)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2000. (Note 6)
(x)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005. (Note 13)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2000. (Note 6)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005. (Note 13)
(xiii)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B-2003. (Note 7)
(xiv)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B3-2003. (Note 6)
(xv)	Rider for Settlement Options to Provide Acceleration of Death Benefits: (aa) All states except New York - ORD87241-90-P. (Note 6)
(xvi)	Rider for Excess Loan Protection – PLI 518-2008 (Note 14)
(xvii)	Rider to Provide Acceleration of Death Benefit – ICC14 VL 145 B3-2014 (Note 22)
(xviii)	Endorsement for Type C Death Benefit Option - PLI 492-2003. (Note 6)
(xix)	Endorsement for Type C Death Benefit Option - PLI 492-2007. (Note 13)
(xx)	Endorsement for Type C Death Benefit Option - PLI 539-2013. (Note 20)
(xxi)	Endorsement for Type C Death Benefit Option - ICC14 PLI 539-2014. (Note 1)
(xxii)	Endorsement: MT only - ICC14 PLI 542-2014 (Note 22)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 16)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 16)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Munich American Reassurance Company. (Note 9)
(ii)	Amendments (1, 5, 6, Exhibit A) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 9)
(iii) (iv)
Amendments (3, 4) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 21)
Amendment (7) to the Agreement between Pruco Life and Munich American Reassurance Company (Note 12)

(v)	Amendments (8, 9) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 13)
(vi)	Amendments (2, 10, 11) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 14)
(vii)	Agreement between Pruco Life and Prudential. (Note 11)
(viii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 18)
(ix)	Agreement between Pruco Life and General Re Life Corporation. (Note 12)
(x)	Amendments (1, 2) to the Agreement between Pruco Life and General Re Life Corporation. (Note 13)
(xi)	Amendments (3, 4) to the Agreement between Pruco Life and General Re Life Corporation. (Note 14)
(xii)	Agreement between Pruco Life and Optimum Re Insurance Company. (Note 12)
(xiii)	Amendment (1) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 13)
(xiv)	Amendments (2, 3) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 14)
(xv)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 12)
(xvi)	Amendment (1) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 12)
(xvii)	Amendments (2) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 14)
(xviii)	Amendment (3, 4) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 16)
(xix)	Amendment (5) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 18)
(xx)	Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 14)
(xxi) (xxii) (xxiii)
Amendment (1) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 16)
Amendment (2) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 21)
Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 21)

(xxiv)	Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xxv) (xxvi)
Amendment (1) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company.  (Note 14)
Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company. (Note 21)

(xxvii)	Agreement between Pruco Life and ACE Life Insurance Company. (Note 15)
(xxviii)	Amendment (1) to the Agreement between Pruco Life and ACE Life Insurance Company. (Note 15)
(xxix)	Form of Agreement between Prudential, including subsidiaries, with reinsurance companies. (Note 17)
(xxx)	Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxi)	Amendments (1,2,4) to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxii)	Blanket Amendment to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiii)	Termination Amendment to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiv)	Agreement between Pruco Life and Scottish Re, Inc. (Note 9)
(xxxv)	Amendments (1, 2, 3, Exhibit A) to the Agreement between Pruco Life and Scottish Re, Inc. (Note 9)
(xxxvi)	Amendment (4) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 12)
(xxxvii)	Amendments (5 & 6) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 13)
(xxxviii)	Amendment (7) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 18)
(xxxix)	Agreement between Pruco Life and Swiss Re. (Note 18)
(xl)	Amendments (1-10) to the Agreement between Pruco Life and Swiss Re. (Note 18)
(xli)	Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xlii) (xliii)	Amendments (1-6,9) to the Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18) Termination Amendment to the Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xliv)	Agreement between Pruco Life and Transamerica. (Note 18)
(xli)	Amendments (1,2,4) to the Agreement between Pruco Life and Transamerica. (Note 18)
(xlvi)	Termination Amendment to the Agreement between Pruco Life and Transamerica. (Note 18)
(xlvii) (xlviii)	Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 18) Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 21)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 10)
(ii)	Amendment (1) to the Participation Agreement between Pruco Life and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005 (Note18)
(iii)	Participation Agreement between Pruco Life and American Century (Note 13)
(iv)	Amendment #3 to the Participation Agreement between Pruco Life and American Century (Note 13)
(v)	Participation Agreement between Pruco Life and American Funds (Note 19)
(vi)	Participation Agreement between Pruco Life and Dreyfus (Note 13)
(vii)	Sixth amendment to the Participation Agreement between Pruco Life and Dreyfus (Note 1)
(viii)	Participation Agreement between Pruco Life and Fidelity (Note 19)
(ix)	Amendment #1 to the Participation Agreement between Pruco Life and Fidelity (Note 19)
(x)	Participation Agreement between Pruco Life and Franklin (Note 19)
(xi)	Amendment # 3 to the Participation Agreement between Pruco Life and Franklin (Note 19)
(xii)	Amendment # 4 to the Participation Agreement between Pruco Life and Franklin (Note 19)
(xiii)	Participation Agreement between Pruco Life and Hartford (Note 19)
(xiv)	Participation Agreement between Pruco Life and Janus (Note 13)
(xv)	Amendment to the Participation Agreement between Pruco Life and Janus (Note 1)
(xvi)	Participation Agreement between Pruco Life and JPMorgan (Note 13)
(xvii)	Fund/SERV Supplement to the Fund Participation Agreement between Pruco Life and JPMorgan (Note 1)
(xviii)	Participation Agreement between Pruco Life and MFS (Note 13)
(xix)	Amendment #6 to the Participation Agreement between Pruco Life and MFS (Note 13)
(xx)	Amendment #7 to the Participation Agreement between Pruco Life and MFS (Note 19)
(xxi)	Participation Agreement between Pruco Life and Neuberger Berman (Note 13)
(xxii)	Amendment No. 1 to the Participation Agreement between Pruco Life and Neuberger Berman (Note 1)
(xxiii)	Form of 22c-2 Agreement (Note 12)
(xxiv)	Participation Agreement between Pruco Life and Northern Lights (Note 17)
(xxv)	Amendment (1) to the Participation Agreement between Pruco Life and Northern Lights (Note 18)
(xxvi)	Amendment (2) to the Participation Agreement between Pruco Life and Northern Lights (Note 21)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 16)
(ii) Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 21)
(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (To be filed by amendment)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (To be filed by amendment)
(ii)	Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Stephen Pelletier, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 15, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed August 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 18, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life Variable Universal Account.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed April 12, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 19)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed June 28, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 20)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed September 26, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 21)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 22)	Incorporated by reference to Post-Effective Amendment No. 9 for Form N-6, Registration No. 333-158634, filed April 22, 2014, on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JOHN CHIEFFO – Vice President and Director

YANELA C. FRIAS - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

BERNARD J. JACOB - Director

RICHARD F. LAMBERT - Director

ROBERT F. O’DONNELL - Chief Executive Officer, President, and Director

KENT D. SLUYTER - Senior Vice President and Director

KENNETH Y. TANJI -Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

ERIN C. SCHWERZMANN – Vice President and Corporate Counsel

JORDAN K. THOMSEN – Vice President and Corporate Counsel

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

THERESA M. DZIEDZIC - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 12, 2011 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company - Variable Account C

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Ronald P. Herrmann (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
William D. Wilcox (Note 9)	Chief Legal Officer
John D. Rosero (Note 1)	Secretary
Charles E. Anderson (Note 8)	Vice President
Adam Scaramella (Note 10)	Vice President, Assistant Secretary
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Kent D. Sluyter (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 Bass Lake Road, Plymouth, MN 55442
(Note 9) 280 Trumball Street, 1 Commercial Plaza, Hartford, CT 06103-3509
(Note 10) 2101 Welsh Rd, Dresher, PA 19025-5000

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $58,142,132, which represents Prusec's total 2013 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$43,855,992	$-0-	$14,286,140	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the Pruco Life Variable Universal Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 27th day of June, 2014.

(Seal)
Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

By: /s/ Erin C. Schwerzmann Erin C. Schwerzmann Vice President and Corporate Counsel,

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 27th day of June, 2014.

Signature and Title

/s/ *
John Chieffo
Vice President and Director

/s/ *
Yanela C. Frias
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Richard F. Lambert
Director

/s/ *
Stephen Pelletier
Second Vice President, performing the functions
of the principal executive officer as of the date of
this registration statement

/s/ *
Kent D. Sluyter
Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director
*By: /s/ Erin C. Schwerzmann Erin C. Schwerzmann (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(d) Contracts:	(v)	Variable Universal Life Insurance Contract (ICC14 VUL-2014).	C-
	(xxi)	Endorsement for Type C Death Benefit Option - ICC14 PLI 539-2014.	C-

(h) Participation Agreements:	(vii)	Sixth amendment to the Participation Agreement between Pruco Life and Dreyfus.	C-
	(xv)	Amendment to the Participation Agreement between Pruco Life and Janus	C-
	(xvii)	Fund/SERV Supplement to the Fund Participation Agreement between Pruco Life and JPMorgan.	C-
	(xxii)	Amendment No. 1 to the Participation Agreement between Pruco Life and Neuberger Berman.	C-

(n) Other Opinions:	(ii)	Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Stephen Pelletier, Kent D. Sluyter, Kenneth Y. Tanji.	C-
C-

(q) Redeemability Exemption:	(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-